UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 18, 2017

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

New Jersey	001-09120	22-2625848
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Park Plaza

Newark, New Jersey 07102

(Address of principal executive offices) (Zip Code)

973-430-7000

(Registrant’s telephone number, including area code)

http://www.pseg.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of Public Service Enterprise Group Incorporated (PSEG) was held on April 18, 2017. Proxies for the meeting were solicited by PSEG pursuant to Regulation 14A under the Securities Act of 1934. There was no solicitation of proxies in opposition to management’s nominees as listed in the proxy statement.

All of management’s nominees were elected to the Board of Directors.

The advisory vote on executive compensation was approved.

The stockholders have recommended in the advisory vote on the frequency of future advisory votes on executive compensation that such votes be held every year. Based on that result and consistent with its own recommendation, the Board of Directors has determined that PSEG’s stockholders will continue to be presented with the opportunity to cast an advisory vote on executive compensation at the Annual Meeting of Stockholders to be held in each year beginning in 2018 and continuing through the earlier of 2023 or the next Annual Meeting at which an advisory vote on the frequency of the advisory vote on executive compensation is presented to stockholders.

The appointment of Deloitte & Touche LLP as PSEG’s independent auditor was ratified.

Final results of the voting are provided below:

Proposal 1:
Election of Directors

Terms expiring in 2018		Votes For	Votes Against	Abstentions	Broker Non-Votes
Willie A. Deese		375,340,842	2,837,580	1,446,709	70,110,190
Albert R. Gamper, Jr.		362,416,064	15,751,938	1,457,129	70,110,190
William V. Hickey		363,619,758	14,549,061	1,456,312	70,110,190
Ralph Izzo		340,688,776	33,175,683	5,760,672	70,110,190
Shirley Ann Jackson		355,182,444	22,944,385	1,498,302	70,110,190
David Lilley		374,437,438	3,677,537	1,510,156	70,110,190
Thomas A. Renyi		361,187,018	16,936,034	1,502,079	70,110,190
Hak Cheol Shin		375,745,994	2,437,831	1,441,306	70,110,190
Richard J. Swift		312,210,568	65,892,028	1,522,535	70,110,190
Susan Tomasky		375,551,594	2,710,664	1,362,873	70,110,190
Alfred W. Zollar		375,302,843	2,866,612	1,455,676	70,110,190

Proposal 2:		Votes For	Votes Against	Abstentions	Broker Non-Votes
Advisory Vote on the Approval of Executive Compensation		337,202,570	39,528,570	2,892,891	70,111,290

Proposal 3:	1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
Advisory Vote on the Frequency of Future Advisory Votes of Executive Compensation	323,963,929	3,236,589	49,811,999	2,611,514	70,111,290

Proposal 4:		Votes For	Votes Against	Abstentions	Broker Non-Votes
Ratification of Appointment of Deloitte & Touche LLP as Independent Auditor		433,511,648	14,344,889	1,878,784	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
(Registrant)

By:	/s/ Stuart J. Black
Stuart J. Black
Vice President and Controller
(Principal Accounting Officer)

Date: April 20, 2017

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